EXHIBIT 10.7
SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Sixth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of November 16, 2012, is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Cover Page. The “$555,000,000” on the Cover Page to the Credit Agreement shall be and it hereby is amended to read “$585,000,000”.
1.2    Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:
“Aggregate Commitment” means, at any time, the sum of the Commitments of all of the Lenders at such time. As of the Sixth Amendment Effective Date, the Aggregate Commitment is $585,000,000.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such

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Lender’s Credit Exposure hereunder at such time, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04. The amount of each Lender’s Commitment shall be at any time the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the Borrowing Base then in effect or (iii) such Lender’s Applicable Percentage of $585,000,000. The amount of each Lender’s Commitment as of the Sixth Amendment Effective Date is set forth on Schedule 2.01.
“Maximum Facility Amount” means, as of the Sixth Amendment Effective Date, $585,000,000, as such amount may be adjusted from time to time thereafter in accordance with Section 2.02 or Section 2.03.
1.3    New Definition. The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in alphabetical order:
“Sixth Amendment Effective Date” means November 16, 2012.
1.4    Schedule 2.01. Schedule 2.01 to the Credit Agreement shall be and it hereby is replaced with Schedule 2.01 to this Amendment.
SECTION 2.    Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.02 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that the Borrowing Base is $585,000,000 as of the date of this Amendment and shall remain at $585,000,000 until the next Redetermination of the Borrowing Base. The Borrowers and the Lenders agree that the Redetermination provided for in this Section 2 shall be the November 1, 2012 Scheduled Redetermination and shall not be construed or deemed to be a Special Redetermination for purposes of Section 3.03 of the Credit Agreement.
SECTION 3.    New Lenders, Departing Lender and Reallocation and Increase of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment. In addition, Bank of Scotland plc (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to the other Lenders and to no longer be a party to the Credit Agreement. Each of the Administrative Agent and the Borrower hereby consents to (i) the reallocation of the Commitments, (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment, (iii) the increase in each Increasing Lender’s Commitment and (iv) the Departing Lender’s assignment of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders. On the date this Amendment becomes effective and after giving effect to such reallocation, assignment and increase of the Aggregate Commitment, the Commitment of the

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Departing Lender shall terminate and the Commitment of each Lender shall be as set forth on Schedule 2.01 to this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 to this Amendment. The reallocation of the Aggregate Commitment among the Lenders, including the assignment by the Departing Lender of all of its respective rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders, including the Departing Lender, had executed an Assignment and Assumption with respect to such reallocation; provided that in connection with such reallocation, the Departing Lender shall receive on the date this Amendment becomes effective payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it under the Credit Agreement and the other Loan Documents. Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.16 of the Credit Agreement, Borrowers shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrowers under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.
SECTION 4.    Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment, the Redetermination of the Borrowing Base set forth in Section 2 of this Amendment and the reallocations and assignments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
4.1    Execution and Delivery. The Borrower, each Guarantor and the Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
4.2    Fees and Expenses. The Borrower shall have paid (or contemporaneously with this Amendment becoming effective, will pay) to the Administrative Agent, for the benefit of the Lenders, the amounts separately agreed upon among the Borrower, the Lead Arranger and the Administrative Agent and all reasonable invoiced fees and expenses required to be paid on or before the effectiveness of this Amendment.
4.3    No Default. No Default shall have occurred and be continuing.
4.4    Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
SECTION 5.    Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

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5.1    Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date).
5.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.
5.3    Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 6.    Miscellaneous.
6.1    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
6.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.3    Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in

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connection with the preparation, negotiation and execution of this Amendment and all related documents.
6.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
6.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
6.7    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
GUARANTORS: SOUTHWEST ROYALTIES, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
WARRIOR GAS CO. a Texas corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CWEI ACQUISITIONS, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CWEI ROMERE PASS ACQUISITION CORP. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
BLUE HEEL COMPANY a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President

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TEX-HAL PARTNERS, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
DESTA DRILLING GP, LLC a Texas limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
DESTA DRILLING, L.P. a Texas limited partnership By: Desta Drilling GP, LLC, its general partner By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
WEST COAST ENERGY PROPERTIES GP, LLC a Texas limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CLAJON INDUSTRIAL GAS, INC. a Texas corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CLAYTON WILLIAMS PIPELINE CORPORATION a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
SWR VPP, LLC a Texas limited liability company By: Southwest Royalties, Inc., its sole member By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:         /s/ David Morris
Name: David Morris
Title: Authorized Officer

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BANK OF SCOTLAND plc,
as the Departing Lender

By:         /s/ Stephen Giarolou
Name:     Stephen Giarolou
Title:     Assistant Vice President

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UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:         /s/ Alison White
Name:     Alison White
Title:     Vice President

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WELLS FARGO BANK, N.A.
as Co-Documentation Agent and a Lender

By:         /s/ Edward Pak
Name:    Edward Pak
Title:    Director

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NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:        /s/ Louis P. Laville
Name:     Louis P. Laville
Title:    Managing Director

By:        /s/ Timothy L. Polvado
Name:    Timothy L. Polvado
Title: Senior Managing Director

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COMPASS BANK,
as a Lender

By:         /s/ Kathleen J. Bowen
Name:    Kathleen J. Bowen
Title:    Senior Vice President

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FROST BANK,
as a Lender

By:         /s/ Alex Zernkoski
Name:    Alex Zernkoski
Title:    Vice President

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:         /s/ Chulley Bogle
Name:    Chulley Bogle
Title:    Vice President

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UBS LOAN FINANCE LLC,
as a Lender

By:         /s/ Irja R. Otsa
Name:    Irja R. Otsa
Title:    Associate Director

By:         /s/ David Urban
Name:    David Urban
Title:    Associate Director

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THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:         /s/ Sanjay Remond
Name:    Sanjay Remond
Title:    Authorised Signatory

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FIFTH THIRD BANK,
as a Lender

By:         /s/ Richard C. Butler
Name:    Richard C. Butler
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:         /s/ Tara R. McLean
Name:    Tara R. McLean
Title: Vice President

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WHITNEY BANK,
as a Lender

By:         /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title: Senior Vice President

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SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the Sixth Amendment Effective Date	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	Administrative Agent	19.365079360%	$113,285,714.26	$113,285,714.26
Union Bank, N.A.	Co-Documentation Agent	11.037851010%	$64,571,428.41	$64,571,428.41
Wells Fargo Bank, N.A.	Co-Documentation Agent	11.037851010%	$64,571,428.41	$64,571,428.41
The Royal Bank of Scotland plc		8.278388310%	$48,428,571.59	$48,428,571.59
Compass Bank		8.278388310%	$48,428,571.59	$48,428,571.59
Frost Bank		8.278388310%	$48,428,571.59	$48,428,571.59
Natixis		6.898656860%	$40,357,142.62	$40,357,142.62
KeyBank National Association		6.898656860%	$40,357,142.62	$40,357,142.62
UBS Loan Finance LLC		5.518925600%	$32,285,714.76	$32,285,714.76
Fifth Third Bank		4.802604800%	$28,095,238.05	$28,095,238.05
U.S. Bank National Association		4.802604800%	$28,095,238.05	$28,095,238.05
Whitney Bank		4.802604800%	$28,095,238.05	$28,095,238.05
TOTAL:		100.000000000%	$585,000,000.00	$585,000,000.00

SCHEDULE 2.01